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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2003

IMH ASSETS CORP. (as depositor under an Indenture, dated as of November 6, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2003-11)


                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)


         CALIFORNIA                    333-109503               33-0705301
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)

1401 Dove Street
Newport Beach, California                                          92660
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(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600



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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On November 6, 2003, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2003-11 (the "Bonds"), were issued pursuant to an indenture, dated as of November 6, 2003 (the "Agreement"), between Impac CMB Trust Series 2003-11, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

Item 5.  OTHER EVENTS.

Description of the Mortgage Pool

     The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of two groups of mortgage loans (the "Mortgage Pool"). Group 1 Loans are one- to four-family, adjustable-rate mortgage loans having original terms to maturity of not greater than 30 years. Group 2 Loans are adjustable-rate, multi-family mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). The mortgage loans have an aggregate principal balance of approximately $999,998,935 as of October 1, 2003.

     The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of October 1, 2003.



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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)    Not applicable

         (b)    Not applicable

         (c)    Exhibits:


     EXHIBIT NO.     DESCRIPTION

        99.1 Characteristics of the Mortgage Pool as of October 1, 2003, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2003-11.





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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              IMH ASSETS CORP.

                                              By:     /s/ Richard J. Johnson
                                                    ---------------------------
                                              Name:   Richard J. Johnson
                                              Title:  Chief Financial Officer

Dated: November 19, 2003



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                                  EXHIBIT INDEX



Exhibit Number                           Description
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99.1                                     Characteristics of the Mortgage Pool as
                                         of October 1, 2003, relating to IMH
                                         Assets Corp., Collateralized
                                         Asset-Backed, Series 2003-11.




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